UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 28, 2009

(Date of earliest event reported)

WESTAFF, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-24990	94-1266151
(Commission	(I.R.S. Employer
File Number)	Identification No.)

298 North Wiget Lane, Walnut Creek, CA 94598

(Address of Principal Executive Offices, including Zip Code)

(925) 930-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01               Entry into a Material Definitive Agreement.

On January 28, 2009, Westaff, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Koosharem Corporation, a California corporation (“Parent”) and Select Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”), in accordance with and subject to the terms and conditions set forth in the Merger Agreement.

Concurrently with the execution of the Merger Agreement, Parent and DelStaff, LLC, (“DelStaff”), which is the Company’s principal stockholder, entered into a Stock & Note Purchase Agreement, dated as of January 28, 2009 (the “Purchase Agreement”), pursuant to which Parent will purchase, immediately prior to the effective time of the Merger:

(1)                                  all of the Company common stock that DelStaff then owns (which represents approximately 49.5% of the outstanding shares of Company common stock as of the date of this Current Report on Form 8-K) in exchange for first lien term loan debt to be issued by Parent under Parent’s first lien credit facility bearing a face amount of $40,000,000; and

(2)                                  all of the then outstanding subordinated notes (the “DelStaff Subordinated Notes”) issued by the Company to DelStaff under the Subordinated Loan Agreement, dated as of August 25, 2008, by and among the Company, Westaff (USA), Inc., Westaff Support, Inc., MediaWorld International (as borrowers) and DelStaff (which has an aggregate principal amount of approximately $2,700,000 outstanding as of the date of this Current Report on Form 8-K) in exchange for first lien term loan debt to be issued by Parent under Parent’s first lien credit facility bearing a face amount equal to the actual principal amount of the DelStaff Subordinated Notes then outstanding, but not to exceed $3,000,000.

In addition, pursuant to the terms and conditions of the Purchase Agreement, DelStaff has agreed (1) to vote in favor of the Merger and against any third-party proposal to acquire the Company and (2) not to transfer their shares of Company common stock other than in accordance with the Merger Agreement.

Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger: (1) each outstanding share of Company common stock (other than those owned by the Company, Parent, Merger Sub or any subsidiary of the Company, Parent or Merger Sub, and other than those shares with respect to which dissenters rights are properly exercised) will be cancelled and converted into the right to receive $1.25 per share in cash (the “Merger Consideration”) and (2) each outstanding stock option to purchase shares of Company common stock, whether or not then exercisable or vested, will be cancelled and converted into the right to receive, within ten business days following the effective time of the Merger, an amount in cash (subject to applicable withholding taxes) equal to (a) the excess, if any, of the Merger Consideration over the per share exercise price of the stock option, multiplied by (b) the number of shares of Company common stock subject to the stock option.

The Company, on the one hand, and Parent and Merger Sub, on the other hand, have made customary representations, warranties, covenants and agreements in the Merger Agreement.

Parent and Merger Sub have represented that they have delivered to the Company true and correct copies of commitment letters from Bank of the West, Community Bank of Nevada and Pacific Western Bank, pursuant to which the lenders party thereto have committed, subject to the respective terms and conditions thereof, to provide financing in an aggregate amount equal to $23,000,000.  Parent agreed to use commercially reasonable efforts to deliver to the Company an additional commitment letter to be issued by Bank of America, N.A. or other reasonably acceptable financial institution (the “Remaining Commitment Letter”, and together with the other commitment letters, the “Commitment Letters”) to provide additional financing equal to at least $5,000,000, which together with the $23,000,000 in aggregate amount of financing contemplated by the other commitment letters, is to replace the Financing Agreement, dated as of February 14, 2008, among Westaff (USA), Inc. (as borrower), the Company (as parent guarantor), certain lenders party thereto and U.S. Bank National Association, as agent for the lenders thereto and letter of credit issuer, as amended (the “Financing Agreement”).  The Remaining Commitment Letter was delivered to the Company on January 30, 2009.  In addition, Parent has agreed to use commercially reasonable efforts to deliver to the Company, within 21 days after the date of the Merger Agreement, a replacement commitment letter(s) to be issued by Bank of the West or other lender(s) acceptable to Travelers Insurance Company to provide financing in the amount of $28,000,000 to replace the Commitment Letters on terms no less favorable to Parent and Merger Sub (the “Aggregated Commitment Letter”).

Parent and Merger Sub have agreed to use commercially reasonable efforts to obtain the financing contemplated by the Commitment Letters (and the Aggregated Commitment Letter, as applicable) consistent with the terms in the letters, including using commercially reasonable efforts to enter into definitive agreements with respect to the financing and satisfy on a timely basis all terms, covenants and conditions applicable to Parent set forth in the letters.

The Company has agreed (1) not to solicit, initiate, encourage, facilitate or induce proposals from any third party relating to any alternative business combination transaction or, subject to certain exceptions, participate in any discussions with any third party concerning any alternative business combination transaction and (2) to terminate any discussions that are ongoing as of the date of the Merger Agreement with any third party with respect to any alternative business combination.  Notwithstanding the foregoing, the Company is allowed to take certain actions if the Company’s board of directors determines in good faith that it has received an unsolicited bona fide “superior proposal” as specified in the Merger Agreement.

Consummation of the Merger is subject to the satisfaction of various conditions, including, among others, the receipt by Parent and Merger Sub of the financing pursuant to and on the terms contemplated by the applicable commitment letters, the consummation of the transactions under the Purchase Agreement, the requisite approval by the Company’s stockholders, a requirement for the Company to hold a minimum of $9.5 million in cash and equivalents immediately prior to the closing date, the lack of any legal impediment to the Merger, and the lack of any Material Adverse Effect as specified in the Merger Agreement.

Upon the recommendation of a special committee of independent members of the Company’s board of directors (the “Special Committee”), all of the members of the Company’s board of directors not affiliated with DelStaff approved the Merger Agreement and the Purchase Agreement.  Robert W. Baird & Co. Incorporated provided a fairness opinion to the Special

Committee.

Either the Company, on the one hand, or Parent and the Merger Sub, on the other hand, may terminate the Merger Agreement in certain specified circumstances.  The Merger Agreement contains, in addition to customary termination rights, the following termination rights:

(1)                                  Either party may terminate the Merger Agreement if the Merger does not become effective prior to the earlier of (a) 10 days following the Company’s stockholders meeting to adopt the Merger Agreement (the “Stockholders Meeting”) or (b) 180 days after the date of the Merger Agreement (in each case, so long as any failure of the terminating party to perform the Merger Agreement has not been the principal cause or resulted in the failure of the Merger to become effective prior to such date).  The Company is required to pay Parent a $2,000,000 termination fee if Parent exercises this termination right and all of the conditions to the Company’s obligation to close have been satisfied.  Parent is required to pay Company a $2,000,000 termination fee if the Company exercises this termination right and all of the conditions to Parent’s and Merger Sub’s obligation to close (other than the financing condition) have been satisfied.  The Company is required to pay Parent a $2,000,000 termination fee if any party exercises this termination right following a public proposal from a third party relating to an alternative business combination transaction and a business combination transaction involving the Company is, within nine months of termination, consummated or entered into (and subsequently consummated).

(2)                                  The Company is required to pay Parent a $2,000,000 termination fee if (a) the Merger Agreement is terminated, following a public proposal from a third party relating to any alternative business combination transaction, because approval from the Company’s stockholders is not obtained at the Stockholders Meeting and (b) a business combination transaction involving the Company is, within nine months of termination, consummated or entered into (and subsequently consummated).

(3)                                  Parent and Merger Sub may terminate the Merger Agreement if (a) the Company’s board of directors changes its recommendation to the Stockholders Meeting or approves a third party proposal relating to an alternative business combination transaction or (b) the Company fails to hold the Stockholders Meeting within 45 days after the applicable proxy statement is cleared by the Securities and Exchange Commission (the “SEC”).  If Parent and Merger Sub exercise this termination right, the Company is required to pay Parent a $2,000,000 termination fee.

(4)                                  The Company may terminate the Merger Agreement if any of the Commitment Letters expires or is terminated and Parent is unable to obtain new commitment letters within 21 days of expiration or termination.  If the Company exercises this termination right, Parent is required to pay Company a $2,000,000 termination fee.

(5)                                  The Company may terminate the Merger Agreement if the financing condition cannot be satisfied within 10 days after the Company obtains stockholder approval at the Stockholders Meeting.  If the Company exercises this termination right and all of the other conditions to Parent’s and Merger Sub’s obligation to close have been satisfied, Parent is required to pay Company a $2,000,000 termination fee.

(6)                                  The Company may terminate the Merger Agreement if Parent has not delivered the Aggregated Commitment Letter within 21 days after the date of the Merger Agreement.  If the Company exercises this termination right, no termination fee is payable.

(7)                                  Parent and Merger Sub may terminate the Merger Agreement if any lender party to the Financing Agreement exercises any material remedies available to it by reason of an event of default under the Financing Agreement.  If Parent and Merger Sub exercise this termination right, no termination fee is payable.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Merger Agreement and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the Purchase Agreement, as applicable.  A copy of the Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms.  Except for its status as a legal document governing the contractual rights among the parties thereto, the Merger Agreement is not intended to provide any factual, business or operational information about the Company.  The Merger Agreement contains representations and warranties that the parties thereto made to and solely for the benefit of the other parties thereto.  The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with the execution of the Merger Agreement.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Safe Harbor Statement

This Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of the U.S. securities laws.  Forward-looking statements in this Current Report on Form 8-K (including information included or incorporated by reference herein) are generally identified by words such as “expects,” “believes,” “will,” “should” and similar expressions that are intended to identify forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.  All forward-looking statements are qualified in their entirety by this cautionary statement.  Forward-looking statements contained herein (including information included or incorporated by reference herein) include, but are not limited to, statements regarding the proposed transaction, including the expected timing of the consummation of the proposed Merger.  The forward-looking statements contained herein involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements.  Many of these risks and uncertainties cannot be controlled by the Company.  These risks and uncertainties include, but are not limited to: the risk that Parent might not be able to finalize existing financing commitments on terms satisfactory to the underwriter of the Company’s existing workers compensation insurance program; the risk that Parent might not be able to satisfy contingencies to the availability of those commitments; the risk that the conditions to the Merger might not be satisfied; the possibility that the Merger may not be completed as planned or at all; and difficulties or delays in obtaining required shareholder approval for the Merger.  Additional information concerning the risks and uncertainties listed above, and other factors you may wish to consider, is contained in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K for the year ended November 3, 2007 and Quarterly Report on Form 10-Q for the quarterly period ended July 12, 2008.  Forward-looking statements are based on the beliefs and assumptions of the Company’s management and on currently available information.  The Company undertakes no responsibility to publicly update or revise any forward-looking statement except as required by applicable laws and regulations.

Important Additional Information Will be Filed with the SEC

The Company has agreed to file a proxy statement with the SEC in connection with the proposed Merger.  The proxy statement will be mailed to the Company’s stockholders.  The Company’s stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the proposed Merger.  You may obtain a free copy of the proxy statement (when available) and other related documents filed with the SEC by the Company at the SEC’s website at www.sec.gov.  The proxy statement and the other documents (when they are available) may also be obtained for free at the Company’s website at http://www.westaff.com.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the Merger Agreement and the Merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the Merger will be set forth in the proxy statement when it is filed with the SEC.  You can find certain information about the Company’s executive officers and directors in the definitive proxy statement for the Company’s April 16, 2008 annual meeting filed with the SEC on March 3, 2008.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement to be filed with the SEC in connection with the proposed Merger.

Item 8.01               Other Events.

On January 29, 2009, the Company issued a press release announcing the Merger Agreement.  A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibit

	Exhibit No.	Description of Document

	2.1	Agreement and Plan of Merger, dated as of January 28, 2009, by and among Koosharem Corporation, Select Merger Sub Inc. and Westaff, Inc.*

	99.1	Press Release dated January 29, 2009

* Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAFF, INC.

By:	/s/ Stephen J. Russo
Stephen J. Russo
President and Chief Operating Officer

Date:  January 30, 2009

EXHIBIT INDEX

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger, dated as of January 28, 2009, by and among Koosharem Corporation, Select Merger Sub Inc. and Westaff, Inc.*

99.1	Press Release dated January 29, 2009

* Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.